UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on October 3, 2019, EP Energy Corporation (together with EP Energy LLC, the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code. The Chapter 11 Cases are being jointly administered under the caption “In re: EP Energy Corporation, et al., Ch. 11 Case No. 19-35654.” Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors (ECF No. 685) (as amended, modified or supplemented from time to time, the “Plan”).

On October 18, 2019, the Debtors entered into a Plan Support Agreement (the “PSA”) with holders of approximately 52.0% of the 8.000% Senior Secured Notes due 2024 (the “1.25L Notes”) and approximately 79.3% of the 9.375% Senior Secured Notes due 2024 and 8.000% Senior Secured Notes due 2025 issued, in each case, by EP Energy LLC and Everest Acquisition Finance Inc., including affiliates of, or funds managed by, Elliott Management Corporation (“Elliott”), Apollo Global Management, Inc. (“Apollo” together with Elliott, the “Initial Supporting Noteholders”), Access Industries, Inc. (“Access”), and Avenue Capital Group (collectively, with the Initial Supporting Noteholders and Access, the “Supporting Noteholders”), to support a restructuring on the terms of a chapter 11 plan described therein. On October 18, 2019, the Debtors also entered into a backstop commitment agreement (the “BCA”) with the Supporting Noteholders, pursuant to which the Supporting Noteholders agreed to backstop $463 million (to consist of $325 million in cash and $138 million in exchanged reinstated 1.25L Notes) of the Rights Offering. On March 6, 2020, after a hearing to confirm the Plan, the Bankruptcy Court stated that it would confirm the Plan. On March 12, 2020, pursuant to its ruling on March 6, 2020, the Bankruptcy Court entered an order confirming the Plan (ECF No. 1049).

On March 18, 2020, the Debtors and the Supporting Noteholders under the PSA and in their capacities as the Commitment Parties under the BCA (the “Commitment Parties”), mutually agreed to amend and terminate the PSA and the BCA pursuant the terms of a Stipulation of Settlement Regarding Backstop Agreement and Plan Support Agreement (the “Stipulation”). Among other things, the Stipulation provides that (i) the PSA and BCA are terminated consensually by the parties pursuant to Section 9.1 of the BCA and Section 7(f) of the PSA, (ii) the Termination Fee (as defined in the BCA) shall not be payable to the Commitment Parties, (iii) the Debtors will reimburse all fees, costs and expenses of the Supporting Noteholders, and the Commitment Parties through the date on which the Bankruptcy Court approves the Stipulation, and (iv) through November 25, 2020 the Supporting Noteholders and Commitment Parties will not interfere, directly or indirectly, with any further restructuring of the Debtors, that treats their applicable claims no less favorably than other similarly situated claims. The Debtors and the Supporting Noteholders and Commitment Parties also agreed to mutual waivers and releases of certain claims relating to, or arising from, the Chapter 11 Cases, the BCA, the PSA, and the termination of the BCA and the PSA, against the other as described in the Stipulation.

The Stipulation is subject to Bankruptcy Court approval. The Debtors are working with their constituents to explore various alternatives.

The foregoing description of the Stipulation is qualified by reference to the Stipulation, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the ability of the Company to comply with the terms of that certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of November 25, 2019, by and among EP Energy LLC, JPMorgan Chase Bank, N.A. and the lenders under EP Energy LLC’s prepetition reserve based credit facility party thereto as lenders (as may be amended from time to time); the ability of the Company to successfully negotiate a plan of reorganization; the ability of the Company to obtain requisite support for a plan of reorganization from various stakeholders; the ability of the Company to confirm and consummate such plan of reorganization; the uncertainty as to when or whether the effective date of such plan of reorganization will occur; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Market; as well as the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stipulation of Settlement Regarding Backstop Agreement and Plan Support Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: March 19, 2020	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary